UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2008
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CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-5767 (Commission File Number)	54-0493875 (I.R.S. Employer Identification No.)

9950 Mayland Drive Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 486-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2008, Circuit City Stores, Inc. (the “Company”) and Philip J. Dunn, senior vice president, treasurer and chief accounting officer, terminated their employment relationship, effective as of October 18, 2008.  Mr. Dunn joined the Company in 1984 and had served as its principal accounting officer since 1996.

Michelle O. Mosier, 43, will succeed Mr. Dunn as the Company’s principal accounting officer.   Ms. Mosier joined the Company in 2003 as Director – Financial Reporting and was promoted to Vice President in 2005.  She has served as Vice President and Controller since 2007 and will remain in those positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY STORES, INC.
(Registrant)

Date: September 8, 2008	By: /s/ Reginald D. Hedgebeth
Reginald D. Hedgebeth
Senior Vice President,
General Counsel and Secretary